SHARE CAPITAL (Tables)	6 Months Ended
Jun. 30, 2016
SHARE CAPITAL
Schedule of common shares

	2016		2015
June 30,	Number of Shares	Amount	Number of Shares	Amount
(millions of Canadian dollars; number of common shares in millions)
Balance at beginning of period	868	7,391	852	6,669
Common shares issued1	56	2,241	-	-
Dividend Reinvestment and Share Purchase Plan	8	395	5	316
Shares issued on exercise of stock options	2	25	3	54

Balance at end of period	934	10,052	860	7,039

1	Gross proceeds - $2,300 million (2015 - nil); net issuance costs - $59 million (2015 - nil).

Schedule of weighted average shares outstanding basic and diluted used for calculating earnings per common share

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
(number of shares in millions)
Weighted average shares outstanding	917	846	897	843
Effect of dilutive options	8	12	7	13

Diluted weighted average shares outstanding	925	858	904	856